Exhibit 99.1

SOUTHERN CALIFORNIA BANCORP AND CALIFORNIA BANCORP ANNOUNCE RECEIPT OF REGULATORY APPROVAL FOR MERGER OF EQUALS

San Diego, Calif. and Oakland, Calif., May 13, 2024 – Southern California Bancorp (Nasdaq: BCAL) and California BanCorp (Nasdaq: CALB) announce they have received required regulatory approvals from the Office of the Comptroller of the Currency and the Federal Reserve Bank of San Francisco necessary to complete their previously announced merger of equals between the two bank holding companies and their respective subsidiaries, Bank of Southern California, N.A., and California Bank of Commerce. Under the terms of the agreement, dated January 30, 2024, California BanCorp will merge with and into Southern California Bancorp. The consummation of the proposed transaction is expected to close in the third quarter of 2024, subject to the satisfaction of the remaining closing conditions set forth in the merger agreement, including receipt of the requisite shareholder approvals.

“We are pleased to announce the receipt of these regulatory approvals for the proposed merger of these two outstanding banks, as it represents an important milestone on our merger timeline,” said David Rainer, Chairman and CEO of Southern California Bancorp and Bank of Southern California.

“With the receipt of these regulatory approvals, we are one step closer to the merger of these two exceptional companies that we believe will result in the premier statewide commercial banking franchise in California,” said Steve Shelton, Chief Executive Officer of California BanCorp.

ABOUT SOUTHERN CALIFORNIA BANCORP AND BANK OF SOUTHERN CALIFORNIA, N.A.

Southern California Bancorp (NASDAQ: BCAL) is a registered bank holding company headquartered in San Diego, California. Bank of Southern California, N.A., a national banking association chartered under the laws of the United States (the “Bank”) and regulated by the Office of Comptroller of the Currency, is a wholly owned subsidiary of Southern California Bancorp. Established in 2001 and headquartered in San Diego, California, the Bank offers a range of financial products and services to individuals, professionals, and small- to medium-sized businesses through its 13 branch offices serving Orange, Los Angeles, Riverside, San Diego, and Ventura counties, as well as the Inland Empire. The Bank’s solutions-driven, relationship-based approach to banking provides accessibility to decision makers and enhances value through strong partnerships with its clients. Additional information is available at www.banksocal.com.

ABOUT CALIFORNIA BANCORP AND CALIFORNIA BANK OF COMMERCE

California BanCorp, the parent company for California Bank of Commerce, offers a broad range of commercial banking services to closely held businesses and professionals located throughout Northern California. California BanCorp’s common stock trades on the Nasdaq Global Select marketplace under the symbol CALB. For more information on California BanCorp, please visit our website at www.californiabankofcommerce.com.

FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including but not limited to certain plans, expectations, projections and statements about the benefits of the proposed merger (the “Merger”), the timing of completion of the Merger, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by the Private Securities Litigation Reform Act of 1995.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the occurrence of any event, change or other circumstances that could give rise to the right of Southern California Bancorp (“SCB”) or California BanCorp (“CBC”) to terminate their agreement with respect to the Merger; the outcome of any legal proceedings that may be instituted against SCB or CBC; delays in completing the Merger; the failure to obtain necessary regulatory approvals (and the risk that such approvals impose conditions that could adversely affect the combined company or the expected benefits of the Merger); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the Merger on a timely basis or at all; the ability to complete the Merger and integration of SCB and CBC successfully; costs being greater than anticipated; cost savings being less than anticipated; changes in economic conditions; the risk that the Merger disrupts the business of SCB, CBC or both; difficulties in retaining senior management, employees or customers; the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; and other factors that may affect the future results of SCB and CBC. Additional factors that could cause results to differ materially from those described above can be found in SCB’s Annual Report on Form 10-K for the year ended December 31, 2023, which is on file with the Securities and Exchange Commission (the “SEC”) and is available in the “Investor Relations” section of SCB’s website, www.banksocal.com, in CBC’s Annual Report on Form 10-K for the year ended December 31, 2023, which is on file with the SEC and is available in the “Investor Relations” section of CBC’s website, www.californiabankofcommerce.com, and in other documents that SCB and CBC file with the SEC. Investors may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov.

1

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither SCB nor CBC assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, SCB will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of SCB and CBC and a prospectus of SCB, as well as other relevant documents concerning the proposed transaction. Certain matters in respect of the Merger will be submitted to the SCB’s and CBC’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about SCB and CBC, without charge, at the SEC’s website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, in the “Investor Relations” section of SCB’s website at www.banksocal.com (for SCB’s filings) and in the “Investor Relations” section of CBC’s website, www.californiabankofcommerce.com (for CBC’s filings).

PARTICIPANTS IN THE SOLICITATION

SCB, CBC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SCB and CBC in connection with the Merger. Information regarding SCB’s directors and executive officers and their ownership of SCB common stock is available in SCB’s definitive proxy statement for its 2024 annual meeting of shareholders filed with the SEC on April 18, 2024 and other documents filed by SCB with the SEC. Information regarding CBC’s directors and executive officers and their ownership of CBC common stock is available in CBC’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 21, 2024 and other documents filed by CBC with the SEC. Other information regarding the participants in the proxy solicitation and their ownership of common stock will be contained in the joint proxy statement/prospectus relating to the Merger. Free copies of these documents may be obtained as described in the preceding paragraph.

INVESTOR RELATIONS CONTACT

Kevin Mc Cabe

Bank of Southern California

kmccabe@banksocal.com

818.637.7065

Thomas A. Sa

California BanCorp

tsa@bankcbc.com

510.457.3775

2